This is filed pursuant to Rule 497(e).
File No. 2-35566

SEQUOIA FUND, INC.

Supplement to Prospectus                     January 2, 1997

    This supplement to the current prospectus of Sequoia
Fund, Inc. supersedes certain information on the cover of the prospectus and under the headings "PURCHASE OF SHARES" and "REDEMPTION OF SHARES."

    The phone number on the cover of the prospectus is
replaced by:

         "(800) 686-6884"

    The seventh paragraph under the heading "PURCHASE OF
SHARES" is deleted in its entirety.

    The fourth and fifth paragraphs of the section
"REDEMPTION OF SHARES" are replaced in their entirety to read:

         "The Fund will also, for the principal purpose of determining the net asset value per share at which the redemption price shall be computed, give effect to a stockholder's telephone or other oral request to the Fund for the redemption of his shares, subject to the Fund's right under certain circumstances to request verification of the identity of the party requesting the redemption prior to giving effect to the redemption request. Promptly following his oral redemption request of greater than $25,000 to the Fund or if the redeeming stockholder has changed his address of record in the 60 days prior to the oral redemption request, a stockholder should forward to the Fund's Transfer Agent all the appropriate supporting documentation as set forth in the immediately preceding paragraph. Although the amount of payment for such redeemed shares will be determined at the net asset value per share next computed following the stockholder's oral redemption request, such payment will not be made until the Transfer Agent has received all required documentation.

         A stockholder's oral redemption request is (upon satisfactory verification if requested by the Fund) effective to divest him of the redeemed shares for all purposes except the Fund's forwarding of payment therefor.
If the redemption is in an amount greater than $25,000 or the redeeming stockholder has changed his address of record in the 60 days prior to the oral redemption request, the amount of such payment will be held by the Fund for such stockholder's account, without interest, until the Transfer

Agent has received proper documentation as to the redemption."

This is filed pursuant to Rule 497(e).
File No. 2-35566

SEQUOIA FUND, INC.

Supplement to Statement of                   January 2, 1997
Additional Information

    This supplement to the current statement of additional information of Sequoia Fund, Inc. supersedes certain information on the cover of the statement of additional information and under the heading "REDEMPTION OF SHARES."

    The telephone number on the cover of the statement of
additional information is replaced by:

         "(Telephone 800-686-6884)"

    The section "REDEMPTION OF SHARES" is replaced in its
entirety by:

         "The right of redemption may not be suspended or (other than by reason of a stockholder's delay in furnishing the required documentation following certain oral redemption requests) the date of payment upon redemption postponed for more than seven days after a stockholder's redemption request in accordance with the procedures set forth in the Prospectus, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary week-end and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund."
















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